FAIR VALUE MEASUREMENTS	6 Months Ended
Jun. 30, 2026
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

NOTE 6. FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

●	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;
●	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and
●	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

The PIPE Subscription was evaluated under freestanding financial instrument framework and management concluded that the common stock subscribed and the related warrant features together, should be evaluated as a single common stock PIPE freestanding financial instrument.

On April 20, 2026, the PIPE Subscription was initially recognized at fair value of $100,000,000. As of June 30, 2026, the PIPE Subscription has a fair value of $137,942,000. The fair value of the PIPE Subscription was determined using Monte Carlo Simulation Model. The PIPE Subscription has been classified as current liability within the scope of ASC 815 and will require remeasurement at each reporting period. The following table presents the quantitative information regarding market assumptions used in the Level 3 valuation of the PIPE Subscription:

	April 20, 2026	June 30, 2026
Expected term to De-SPAC (Years)	0.4	0.3
Warrant term	5.0	5.0
Probability of De-SPAC and Market Adjustment	64.0%	73.0%
Forward Risk-Free Rate (Continuous	3.88%	4.18%
Volatility	19.5%	40.0%
Redemption trigger price	$35.00	$35.00
Floor price	$7.28	$7.28

The following table provides a summary of the changes in the fair value of PIPE Subscription, a Level 3 financial instrument, that was measured at fair value on a recurring basis:

Fair value at April 20, 2026	$100,000,000
Change in fair value of PIPE Subscription derivative liability	37,942,000
Fair value at June 30, 2026	$137,942,000